2Q 2015 Earnings Investor Presentation July 30, 2015

EARNINGS CALL DETAIL Timken 2Q 2015 Earnings Conference Call Conference Call: Thursday, July 30, 2015 11:00 a.m. Eastern Time Live Dial-In: 800-289-0498 or 913-312-0839 (Call in 10 minutes prior to be included.) Conference ID: Timken Earnings Call Conference Call Replay: Replay Dial-In available through August 13, 2015 888-203-1112 or 719-457-0820 Replay Passcode: 2686912 Live Webcast: www.timken.com/investors 2

FORWARD-LOOKING STATEMENTS SAFE HARBOR AND NON-GAAP FINANCIAL INFORMATION Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings, “2015 Outlook Update”, “Our Focus”, “2Q 2015 Net Income and Diluted EPS”, “2015 Full-Year Outlook” and “Capital Allocation” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the finalization of the company's financial statements for the second quarter of 2015; the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; fluctuations in currency valuations; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to the changes in interest rates, investment performance and other tactics designed to reduce risk and the company’s ability to complete and achieve the benefits of its announced plans, programs, initiatives and capital investments. Additional factors are discussed in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2014, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation. 3

AGENDA ● Introduction Shelly Chadwick – Vice President, Treasury & Investor Relations ● Overview & Business Update Rich Kyle – President & CEO ● Financial Review Phil Fracassa – Executive Vice President & CFO ● Question/Answer Session 4

2Q 2015 HIGHLIGHTS ● Sales of $728 million decreased 8% from prior year, down 3% excluding currency of 5% ‒ Process Industries sales down 1%; up 4% excluding currency of 5% ‒ Mobile Industries sales down 13%; down 8% excluding currency of 5% ● Net income per share from continuing operations of $0.43 versus $0.61 in same quarter last year ‒ 2Q-15 adjusted EPS of $0.57, compared with $0.65 last year ‒ Adjusted EBIT margin of 11.0%, compared with 12.2% last year ● Capital Allocation ‒ Returned ~$102 million to shareholders in the quarter through the purchase of 2.0 million shares and dividends ‒ Increased quarterly dividend by 4% in May ‒ Ended the quarter at ~22% net debt-to-capital Note: See Appendix for reconciliation of adjusted EPS, adjusted EBIT margins and Net Debt to Capital to their most directly comparable GAAP equivalents. 5

2015 OUTLOOK UPDATE Sales $2.95 Bil. $2.85 Bil. Markets / Penetration +1% -2 to -3% •Down markets with modest outgrowth Currency -5% -5% Total -4% -7 to -8% Earnings (EPS) $2.30- $2.40 $2.10- $2.20 Currency Impact ~$(0.35) ~$(0.35) EBIT Margin ~11.5% ~11% 6 April Outlook July Outlook Change Reflects

OUR FOCUS 7 ● Remain flexible to respond to the market environment ● Drive margin enhancement/competitiveness initiatives - Operational excellence - Mix - SG&A efficiency ● Continue to build our pipeline of outgrowth initiatives ● Capital Allocation

Launched new product line designed to help improve efficiencies through: • Increased equipment uptime and reduced maintenance cost • Robust sealing designed for the most demanding environments • Wide range of ready-to- mount units TIMKEN UC-SERIES BALL BEARING HOUSED UNITS 8

Financial Review

● Sales of $728 million, down 8% from a year ago ‒ Excluding currency impact of 5%, sales declined 3% ‒ Decline driven by weakness across most end markets partially offset by growth in wind, industrial services, military marine and rail 2Q 2015 FINANCIAL HIGHLIGHTS – SALES 2Q ’15 2Q ’14 $728.0 $789.2 $ B/(W) Sales % B/(W) $(61.2) (7.8)% ($ Millions) 2Q 2014 Currency Volume Acquisitions 2Q 2015 $(24) $2 $789 $728 $(39) 10 2Q-2015 Excluding vs. impact Region 2Q-2014 of currency NA -6% -5% EMEA -11% 7% APAC -10% -7% LatAm -9% 4% Geographic Sales Comparison

2Q 2015 FINANCIAL HIGHLIGHTS – EBIT 2Q ’15 2Q ’14 $728.0 $789.2 $ B/(W) Sales % B/(W) $(61.2) (7.8)% 205.1 233.6 Gross Profit 126.1 136.8 SG&A 5.4 Impairment & restructuring $89.9 EBIT ($ Millions) % of sales 17.3% 17.3% % of sales 28.2% 29.6% (140) bps -- bps Note: See Appendix for reconciliation of EBIT and EBIT margin to their most directly comparable GAAP equivalents. (1.5) 10.7 1.4 $74.3 1.1 $(15.6) (28.5) 10.2% 11.4% EBIT Margins (120) bps 11 -- Pension settlement charges 4.4 Other income (expense), net

- Impairment & restructuring(1) - Pension settlement charges 2Q 2015 FINANCIAL HIGHLIGHTS – ADJ. EBIT Note: See Appendix for reconciliation of EBIT, adjusted EBIT, and EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. (1) Includes rationalization costs recorded in cost of products sold Adjustments: $80.4 $96.1 EBIT after adjustments $(15.7) (16.3)% 11.0% 12.2% EBIT Margins (120) bps 1.7 4.4 -- 12 6.2 2Q ’15 2Q ’14 $728.0 $789.2 $ B/(W) Sales $(61.2) (7.8)% 205.1 233.6 Gross Profit 126.1 136.8 SG&A 5.4 Impairment & restructuring $89.9 EBIT ($ Millions) % of sales 17.3% 17.3% % of sales 28.2% 29.6% (140) bps -- bps 10.7 1.4 $74.3 1.1 $(15.6) (28.5) -- Pension settlement charges 4.4 Other income (expense), net % B/(W) (1.5)

2Q 2015 EARNINGS COMPARISON ● Adjusted EBIT of $80.4 million or 11.0% of sales compares with $96.1 million or 12.2% of sales in the same period a year ago ‒ Negative currency and lower volume, partially offset by favorable material and logistics costs, and lower SG&A expenses 2Q 2014 Currency Volume / Mix Materials / Logistics SG&A / Other 2Q 2015 Adjusted EBIT - ($ Millions) Note: Certain data contained in the graph above has been rounded for presentation purposes. See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. $96 $80 $(13) $(14) 13 $6 $5

2Q 2015 NET INCOME AND DILUTED EPS 2Q ’15 $36.7 $0.43 Net Income from Continuing Operations - Provision (benefit) for income taxes Net Income, after adjustments $49.1 $0.57 $ in Millions EPS 6.3 2Q ’14 $56.5 $0.61 $59.4 $0.65 $ in Millions EPS (3.3) Adjusted tax rate: Quarter 31% 34% - Impairment/restructuring & other 1.7 6.2 0.02 0.07 (0.03) ● Adjusted EPS of $0.57, versus $0.65 last year ● EPS benefited from share buyback program, including 2.0 million shares repurchased in the second quarter ● Adjusted tax rate of 31% in 2Q ’15; expect YTD adjusted tax rate of 31.5% to hold for remainder of 2015 ‒ GAAP tax rate volatile this year because of large pension charge in 1Q ‘15 0.07 - Pension settlement charges 4.4 -- 0.05 -- 14

MOBILE INDUSTRIES Heavy Truck Automotive Aerospace Rail ($ Millions) 2015 2014 Change Sales $388.6 $447.2 $(58.6) EBIT $36.0 $42.3 $(6.3) Margin 9.3% 9.5% (20) bps Adjusted(1): EBIT $37.0 $46.7 $(9.7) Margin 9.5% 10.4% (90) bps 2Q YOY Commentary 2Q Performance • Sales down 13%; excluding currency of over 5%, sales down almost 8% - Driven by lower aerospace, agriculture and automotive demand, partially offset by growth in rail • Decrease in adjusted EBIT driven by lower volume and currency, partially offset by favorable manufacturing, material and logistics costs, and lower SG&A expenses Off-Highway Currency -3 to -4% -5% 15 (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. 2Q vs. 1Q – 2015 Sales: Down 8 to 9% 2015 Full-Year Outlook $393 $389 $300 $325 $350 $375 $400 1Q-15 2Q-15 9.3% 9.5% 8.0% 9.0% 10.0% 1Q-15 2Q-15 Sales EBIT (Adjusted) +20 bps change 1% decrease

PROCESS INDUSTRIES ($ Millions) 2015 2014 Change Sales $339.4 $342.0 $(2.6) EBIT $56.7 $64.8 $(8.1) Margin 16.7% 18.9% (220) bps Adjusted(1): EBIT $57.5 $66.6 $(9.1) Margin 16.9% 19.5% (260) bps 2Q YOY Commentary 2Q Performance • Sales down 1%; excluding currency of almost 5%, sales up almost 4% - Driven by growth in wind energy, military marine, industrial services and acquisitions, partially offset by weaker industrial distribution demand • Decrease in adjusted EBIT driven by currency, unfavorable mix and manufacturing utilization, partially offset by higher sales volume and lower logistics costs Original Equipment Aftermarket 2015 Full-Year Outlook (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. Currency -1 to -2% -5% 16 2Q vs. 1Q – 2015 Sales: Down 6 to 7% $329 $339 $250 $275 $300 $325 $350 1Q-15 2Q-15 15.4% 16.9% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 1Q-15 2Q-15 Sales EBIT (Adjusted) +150 bps change 3% increase

2Q 2015 CASH FLOW OVERVIEW 2Q ’15 2Q ’14 $37.7 $57.6 Income from Continuing Operations $88.5 $83.8 Cash from operations (16.6) 17.9 Change in working capital (trade) (14.8) (47.3) Income taxes 32.1 (18.0) Depreciation & Amortization $64.7 $54.4 Free cash flow 2.9 Pension/OPEB expense, net of contributions / payments 34.2 (29.4) (23.8) Capital Expenditures 12.7 Other ($ Millions) 73.9 17 Strong trade working capital performance versus 2Q ’14, led by lower inventory

CAPITAL ALLOCATION Capital Structure Cash $256 Debt 638 Net Debt 382 Equity 1,371 Net Capital $1,753 Leverage Total Debt/Capital 32% Net Debt/Capital 22% ($ Millions) Balance Sheet (6/30/15) Target: 30 – 40% Net Debt Net Debt/ Capital $46 $236 $382 0% 10% 20% 30% 40% $0 $200 $400 $600 $800 2013 2014 2Q 2015 2015 2016 ($ Millions) Net Debt/Capital Note: See Appendix for reconciliation of Net Debt and Net Debt/Capital to their most directly comparable GAAP equivalents. 18 13% 2% 22% Capital Expenditures Dividend Share Repurchases Acquisitions Framework: • Increased the quarterly dividend by 4% to $0.26 per share in May; represents current yield of ~3% • Repurchased 2.0 million common shares in 2Q-15 for $80 million; remaining share repurchase authorization of 4.6 million shares (expires 12/31/15) Highlights:

2015 Full-Year Outlook

Sales (vs. 2014)	Organic	Currency	Net Sales
Mobile Industries	(3) - (4)%	(5)%	Down 8 - 9%
Process Industries	(1) - (2)%	(5)%	Down 6 - 7%
Timken	(2) - (3)%	(5)%	**Down 7 - 8%**
Earnings Per Share (EPS) - GAAP			**$0.30 - $0.40**
Includes:			
- Pension settlement charges (non-cash)			$(1.80)
- Impairment and other restructuring charges			$(0.20)
- Discrete tax accrual adjustments (non-cash)			$0.20
Adjusted EPS - excluding unusual items			**$2.10 - $2.20**
Free Cash Flow (FCF)			**~$190M**
FCF Conversion[1]			**>1.0x**

- Sales: down approximately 7 to 8%
  - Negative currency of 5%
  - Declines in aerospace, agriculture, industrial aftermarket and heavy industries, partially offset by growth in wind energy, rail and military marine
- GAAP EPS estimate: $0.30 to $0.40 per diluted share
- Adjusted EPS Estimate of $2.10 to $2.20 per diluted share excluding unusual items
  - Adj. EBIT margin of ~11% (corp. level)
    - Currency reducing margins by ~100bps
  - Adj. tax rate of ~31.5%
- Free Cash Flow of ~$190 million
  - Assumes CapEx of ~4% of sales
  - Conversion > 100%

(1) Adjusted net income divided by free cash flow. Adjusted net income excludes pension liability settlement charges, cost-reduction and plant rationalizations costs and discrete tax accrual adjustments identified above. Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures.

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Stronger. By Design. TIMKEN

Appendix

GAAP RECONCILIATION: CONSOLIDATED EBIT & EBIT MARGIN 21 (Unaudited) (Dollars in millions, except share data) 2015 Percentage to Net Sales 2014 Percentage to Net Sales Net Income (Loss) 37.7$ 5.2% 63.8$ 8.1 % Income From Discontinued Operations, net of income taxes — —% (6.2) (0.8)% Provision for income taxes 28.9 4.0% 27.6 3.5 % Interest expense 8.4 1.2% 5.8 0.7 % Interest income (0.7) (0.1)% (1.1) (0.1)% Consolidated earnings (loss) before interest and taxes (EBIT) 74.3$ 10.2% 89.9$ 11.4 % Adjustments: Pension settlement charges (1) 4.4$ 0.6% -$ —% Impairment and restructuring charges (2) 1.7 0.2% 6.2 0.8 % Total Adjustments 6.1 0.8% 6.2 0.8 % Consolidated earnings before interest and taxes (EBIT), after adjustments 80.4$ 11.0% 96.1$ 12.2% (2) Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives. Reconciliation of EBIT to GAAP Net Income (Loss), and EBIT Margin, After Adjustments, to Net Income (Loss) as a Percentage of Sales and EBIT, After Adjustments, to Net Income (Loss): June 30, Three Months Ended The following reconciliation is provided as additional relevant information about the Company's performance. Management believes consolidated earnings (loss) before interest and taxes (EBIT) is representative of the Company's performance and that it is appropriate to compare GAAP net income (loss) to consolidated EBIT. Management also believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors. (1) Pension settlement charges primarily related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first six months of 2015.

GAAP Reconciliation: Segment EBIT & EBIT Margin

Reconciliation of segment EBIT Margin, After Adjustments, to segment EBIT as a Percentage of Sales and segment EBIT, After Adjustments, to segment EBIT: (Unaudited)

The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance. Management believes that segment EBIT and EBIT margin, after adjustments, are representative of the segment's core operations and therefore useful to investors.

Mobile Industries

(Dollars in millions)	Three Months Ended June 30, 2015	Percentage to Net Sales	Three Months Ended June 30, 2014	Percentage to Net Sales	Three Months Ended March 31, 2015	Percentage to Net Sales
Earnings before interest and taxes (EBIT)	$ 36.0	9.3%	$ 42.3	9.5%	$ 35.4	9.0%
Impairment and restructuring charges [(1)]	1.0	0.3%	4.4	1.0%	1.0	0.3%
Earnings before interest and taxes (EBIT), after adjustments	$ 37.0	9.5%	$ 46.7	10.4%	$ 36.4	9.3%

Process Industries

(Dollars in millions)	Three Months Ended June 30, 2015	Percentage to Net Sales	Three Months Ended June 30, 2014	Percentage to Net Sales	Three Months Ended March 31, 2015	Percentage to Net Sales
Earnings before interest and taxes (EBIT)	$ 56.7	16.7%	$ 64.8	18.9%	$ 45.2	13.7%
Impairment and restructuring charges [(1)]	0.8	0.2%	1.8	0.5%	5.6	1.7%
Earnings before interest and taxes (EBIT), after adjustments	$ 57.5	16.9%	$ 66.6	19.5%	$ 50.8	15.4%

[(1)] Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.

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Stronger. By Design. TIMKEN

GAAP RECONCILIATION: NET INCOME & EPS 23 (Unaudited) (Dollars in millions, except share data) 2015 EPS 2014 EPS Income (Loss) from Continuing Operations 37.7$ 57.6$ Less: Net Income Attributable to Noncontrolling Interest 1.0 1.1 Net Income (Loss) from Continuing Operations attributable to The Timken Company 36.7$ 0.43$ 56.5$ 0.61$ Adjustments: Pension settlement charges (1) 4.4$ 0.05$ -$ -$ Impairment and restructuring charges (2) 1.7 0.02 6.2 0.07 Provision (benefit) for income taxes (3) 6.3 0.07 (3.3) (0.03) Total Adjustments: 12.4 0.14 2.9 0.04 Adjusted Net Income from Continuing Operations 49.1$ 0.57$ 59.4$ 0.65$ Reconciliations of Adjusted Net Income from Continuing Operations to GAAP Income (Loss) from Continuing Operations and Adjusted Earnings Per Share to GAAP Earnings (Loss) Per Share: These reconciliations are provided as additional relevant information about the Company's performance. Management believes that adjusted net income from continuing operations and diluted earnings (loss) per share, adjusted to remove: (a) pension settlement charges; (b) impairment and restructuring charges; and (c) provision (benefit) for income taxes are representative of the Company's performance and therefore useful to investors. (1) Pension settlement charges primarily related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first six months of 2015. (3) Provision (benefit) for income taxes includes the tax impact on pre-tax special items, the impact of discrete tax items recorded during the respective periods, as well as adjustments to reflect the use of one overall effective tax rate on adjusted pre-tax income in interim periods. (2) Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives. Three Months Ended June 30,

GAAP RECONCILIATION: NET DEBT 24 (Unaudited) (Dollars in millions) June 30, 2015 December 31, 2014 December 31, 2013 Short-term debt, including current portion of long-term debt 82.2$ 8.0$ 269.3$ Long-term debt 555.6 522.1 176.4 Total Debt 637.8$ 530.1$ 445.7$ Less: Cash, cash equivalents and restricted cash (255.9) (294.1) (399.7) Net Debt 381.9$ 236.0$ 46.0$ Total equity 1,371.1$ 1,589.1$ 2,648.6$ Ratio of Total Debt to Capital 31.7% 25.0% 14.4 % Ratio of Net Debt to Capital 21.8% 12.9% 1.7 % Reconciliation of Total Debt to Net Debt and the Ratio of Net Debt to Capital: This reconciliation is provided as additional relevant information about the Company's financial position. Capital, used for the ratio of total debt to capital, is defined as total debt plus total shareholders' equity. Capital, used for the ratio of net debt to capital, is defined as total debt less cash, cash equivalents and restricted cash plus total shareholders' equity. Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents.